Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED DIRECTOR NOMINATION AGREEMENT

AMENDED AND RESTATED DIRECTOR NOMINATION AGREEMENT, dated as of February 29, 2012 (this “Agreement”), by and among BankUnited, Inc., a Delaware corporation (the “Company”), John A. Kanas (“Kanas”) and the entities listed under the headings “WL Ross Group”, “Carlyle Group”, “Centerbridge Group” and “Blackstone Group” on Schedule A hereto (each, respectively, an “Investor Group”, which respective terms shall include Affiliates of the foregoing who receive any shares of Common Stock (as defined below) or Preferred Stock (as defined below) from any entity comprising a part of such respective Investor Group).

WHEREAS, on February 2, 2011, the Company, Kanas and each Investor Group entered into a Director Nomination Agreement (the “Original Agreement”), pursuant to which the Company, in connection with its initial public offering (“IPO”) of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) agreed with Kanas and each of the Investor Groups and each of Kanas and each Investor Group, severally and not jointly, agreed with the Company, to set forth certain rights and obligations with respect to the nomination of directors to the Board of Directors of the Company (the “Board”) and other matters relating to the Board and boards of directors of subsidiaries of the Company from and after the IPO.

WHEREAS, the parties hereto desire to amend and restate the Original Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Original Agreement as follows:

Section 1              Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

“Bank” means BankUnited, a federal savings association, or any successor thereof.

“Bylaws” means the Amended and Restated By-Laws of the Company, as may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended from time to time.

“Management Stockholder” means each of John Adam Kanas, Rajinder Pal Singh, Douglas Pauls, John Bohlsen and each Affiliate of each such Person that receives shares of Common Stock upon transfer by such Person or any Affiliate transferee thereof.

“Material Subsidiary” means any Subsidiary of the Company which (together with its Subsidiaries) represents 10% or more of the revenues for the trailing four quarters, or, on a book value basis, the assets, of the Company and its Subsidiaries, taken as a whole.

“Original Amount” means, as it relates to any Investor Group, the aggregate number of shares of Common Stock held by such Investor Group (or any of its Affiliates) on the date of the Original Agreement (after giving effect to the reorganization transaction described in the Registration Statement on Form S-1 (File No. 333-170203) relating to the IPO, but prior to giving effect to the sale of shares effected pursuant to the IPO), as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Stock” means the shares of preferred stock of the Company designated as the “Series A Nonvoting Convertible Preferred Stock”, par value of one cent ($0.01) per share.

“Subsidiary” means, of any Person, any other Person (a) in which it directly or indirectly owns at least 50% of such Person’s voting capital securities, (b) with which it is required to be consolidated under U.S. generally accepted accounting principles.

Section 2              Board Number; Board Nomination.

(a)        For so long as the aggregate of (i) the number of shares of Common Stock beneficially owned by the Blackstone Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by the Blackstone Group (without regard to any limitations on conversion that may apply pursuant to the terms of the Preferred Stock) together represent at least 40% of the Original Amount of the Blackstone Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), the Company shall, and shall use its best efforts to cause the Board, whether acting through the Nominating and Corporate Governance Committee of the Board or otherwise, to, include in the slate of nominees recommended to stockholders of the Company (the “Stockholders”) for election as a director at any annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or by which directors of the Company are to be elected, one individual identified in advance by the Blackstone Group (the “Blackstone Nominee”).

(b)        For so long as the aggregate of (i) the number of shares of Common Stock beneficially owned by the WL Ross Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by the WL Ross Group (without regard to any limitations on conversion that may apply pursuant to the terms of the Preferred Stock) together represent at least 40% of the Original Amount of the WL Ross Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), the Company shall, and shall use its best efforts to cause the Board, whether acting through the Nominating and Corporate Governance Committee of the Board or otherwise, to, include in the slate of nominees recommended to Stockholders for election as a director at any annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or pursuant to which directors of the Company are to be elected, one individual identified in advance by the WL Ross Group (the “WL Ross Nominee”).

(c)        For so long as the aggregate of (i) the number of shares of Common Stock beneficially owned by the Carlyle Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by the Carlyle Group (without regard to any limitations on conversion that may apply pursuant to the terms of the Preferred Stock) together represent at least 40% of the Original Amount of the Carlyle Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), the Company shall, and shall use its best efforts to cause the Board, whether acting through the Nominating and Corporate Governance Committee of the Board or otherwise, to, include in the slate of nominees recommended to Stockholders for election as a director at any annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or pursuant to which directors of the Company are to be elected, one individual identified in advance by the Carlyle Group (the “Carlyle Nominee”).

(d)        For so long as the aggregate of (i) the number of shares of Common Stock beneficially owned by the Centerbridge Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by the Centerbridge Group (without regard to any limitations on conversion that may apply pursuant to the terms of the Preferred Stock) together represent at least 40% of the Original Amount of the Centerbridge Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), the Company shall, and shall use its best efforts to cause the Board, whether acting through the Nominating and Corporate Governance Committee of the Board or otherwise, to, include in the slate of nominees recommended to Stockholders for election as a director at any annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or pursuant to which directors of the Company are to be elected, one individual identified in advance by the Centerbridge Group (the “Centerbridge Nominee,” and together with the Blackstone Nominee, the WL Ross Nominee and the Carlyle Nominee, the “Investor Nominees” and each, an “Investor Nominee”).

(e)        For so long as Kanas serves as the Chief Executive Officer of the Company, the Company shall, and shall use its best efforts to cause the Board, whether acting through the Nominating and Corporate Governance Committee of the Board or otherwise, to, include in the slate of nominees recommended to Stockholders for election as a director at any annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or pursuant to which directors of the Company are to be elected, two individuals (one of whom shall be Kanas) identified in advance by Kanas (the “Kanas Nominees”).

(f)         Vacancies arising through the death, resignation or removal of an Investor Nominee or Kanas Nominee, as applicable, who were nominated to the Board pursuant to this Section 2, may be filled by the Board only with an Investor Nominee or Kanas Nominee, as applicable, and the director so chosen shall hold office until the next election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(g)        The Company shall use its best efforts to ensure that at all times following the date hereof and while this Agreement remains in effect that the Board shall be comprised of Investor Nominees nominated by each Investor Group which is then entitled to nominate an Investor Nominee pursuant to this Section 2, Kanas Nominees to the extent Kanas is then entitled to nominate Kanas Nominees pursuant to this Section 2 and only such other directors as are then eligible to serve in accordance with this Agreement and are elected or appointed pursuant to applicable law and the Certificate of Incorporation and Bylaws.  Each Investor Nominee and Kanas Nominee shall be the nominees of the Company and the Nominating and Governance Committee of the Board and the Company shall solicit proxies for each of such nominees to the same extent it does for any other nominees of the Company to the Board.

(h)        Notwithstanding the provisions of this Section 2, neither Kanas nor any Investor Group shall be entitled to designate a Person as a nominee to the Board upon a written determination by the Nominating and Corporate Governance Committee of the Board (which determination shall set forth in writing reasonable grounds for such determination) that such Person would not be qualified under any applicable law, rule or regulation to serve as a director of the Company. In such an event, Kanas or such Investor Group shall be entitled to select a Person as a replacement nominee and the Company shall use its best efforts to cause such Person to be nominated as the Kanas Nominee or the Investor Nominee of the relevant Investor Group, as the case may be, at the same meeting (or, if permitted, pursuant to the same action by written consent of the Stockholders) as such initial Person was to be nominated.  Other than with respect to the issue set forth in the second preceding sentence, neither the Company nor any other party to this Agreement shall have the right to object to any Investor Nominee or Kanas Nominee.

(i)         So long as the aggregate of (i) the number of shares of Common Stock owned by an Investor Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by such Investor Group (without regard to any limitations upon conversion set forth in the terms of such Preferred Stock), together represent at least 40% of the Original Amount of such Investor Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), the Company shall notify such Investor Group in writing of the date on which proxy materials are expected to be mailed by the Company in connection with an election of directors at an annual or special meeting of the Stockholders (and the Company shall deliver such notice at least 60 days (or such shorter period to which any Investor Group consents, which consent need not be in writing) prior to such expected mailing date or such earlier date as may be specified by the Company reasonably in advance of such earlier delivery date on the basis that such earlier delivery is necessary so as to ensure that such nominee may be included in such proxy materials at the time such proxy materials are mailed). The Company shall provide each such Investor Group with a reasonable opportunity to review and provide comments on any portion of the proxy materials relating to the Investor Nominee of such Investor Group or the rights and obligations provided under this Agreement and to discuss any such comments with the Company.

(j)         Without limiting the nomination rights set forth above, and in addition thereto, for so long as the aggregate of (i) the number of shares of Common Stock owned by an Investor Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by such Investor Group (without regard to any limitations upon conversion set forth in the terms of such Preferred Stock), together represent at least 5% of the outstanding Common Stock after giving effect to such conversion and assuming the conversion of all other outstanding shares of Preferred Stock, such Investor Group shall have the right, exercisable by delivering written notice to the Company, to designate a non-voting observer to attend any meetings of the Board (or committees thereof); provided, however, that the chairperson of such meeting shall have the right to cause any non-voting observer to leave any such meeting of the Board (or committee thereof) for such period as the chairperson of such meeting may specify.  Notice of meetings of the Board (or committees thereof) shall be furnished to each non-voting observer no later than, and using the same form of communication as, notice of meetings of the Board are furnished to directors in accordance with the Bylaws.

(k)        In the event that any Investor Group loses its respective right to nominate an Investor Nominee pursuant to this Agreement by virtue of ceasing to hold the requisite number of shares of Common Stock and Preferred Stock, such Investor Group shall use its best efforts to cause its Investor Nominee to resign from the Board immediately prior to such time as a replacement director is nominated or elected by the Board or the Company’s stockholders.  In the event Kanas shall cease to be the Chief Executive Officer of the Company or any of its Subsidiaries, then Kanas shall resign from the Board and the Company and Kanas shall use their respective best efforts to cause the other Kanas Nominee to immediately resign from the Board.

(l)         So long as this Agreement shall remain in effect, subject to applicable legal requirements, the Bylaws and the Certificate of Incorporation shall accommodate and be subject to and not in any respect conflict with the rights and obligations set forth herein.

Section 3.             Subsidiary Boards.

(a)        The composition of the Board of Directors of the Bank shall be the same as the composition of the Board.

(b)        So long as the aggregate of (i) the number of shares of Common Stock owned by an Investor Group, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by such Investor Group (without regard to any limitations upon conversion set forth in the terms of such Preferred Stock), together represent at least 40% of the Original Amount of such Investor Group (as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization), such Investor Group shall have the right to appoint a member of the Board of Directors of each Material Subsidiary.

Section 4.             Miscellaneous.

(a)        Avoidance of Cross-Guaranty Liability.  Neither the Company nor any party hereto shall take, permit or allow any action that would cause the Company or any Subsidiary to become a “commonly controlled insured depository institution” (as that term is defined and interpreted for purposes of 12 U.S.C. § 1815(e), as may be amended or supplemented from time to time, and any successor thereto) with respect to any institution that is not a direct or indirect Subsidiary of the Company.  Each party hereto that breaches its obligations under this Section 4(a) or that believes it is reasonably likely to breach such obligation, shall immediately notify the other parties hereto and the Company and shall cooperate in good faith with the Board promptly to take such actions as are necessary to cure or avoid such breach.

(b)        Governing Law. This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

(c)        Certain Adjustments. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock or Preferred Stock, by combination, recapitalization, reclassification, merger, consolidation or otherwise and the terms “Common Stock” and “Preferred Stock” shall include all such other securities.

(d)        Enforcement. Each of the parties agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which any party hereto may have. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Subject to applicable law, each party hereto hereby consents to service of process made in accordance with Section 4(g).

(e)        Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Each party hereto that is a member of an Investor Group may assign its rights and obligations hereunder, in whole or in part, to any other member of such Investor Group in connection with a transfer of shares of Common Stock or Preferred Stock to such member; provided, however, that each Investor Group shall have the right to designate only one Investor Nominee and one Board observer as set forth in Section 2 hereof, and such rights shall be exercised collectively by the members of such Investor Group.

(f)         Entire Agreement; Termination. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof, including the Original Agreement.  This Agreement shall terminate and be of no further force and effect at such time as each Investor Group ceases to beneficially own an aggregate number of shares of Common Stock and Preferred Stock which, upon full conversion of such Preferred Stock (without regard to any limitations upon conversion set forth in the terms of such Preferred Stock) shall together total at least 5.0% of the total number of shares of Common Stock outstanding after giving effect to such conversion and assuming the conversion of all other outstanding shares of Preferred Stock, and Kanas ceases to be the Chief Executive Officer of the Company.  This Agreement shall cease to be binding or effective against any Investor Group (except with respect to such Investor Group’s obligations relating to the resignation of its Investor Nominee), and such Investor Group shall cease to have any rights hereunder, at such time as such Investor Group ceases to beneficially own an aggregate number of shares of Common Stock and Preferred Stock which, upon full conversion of such Preferred Stock

(without regard to any limitations upon conversion set forth in the terms of such Preferred Stock) shall together total at least 5.0% of the total number of shares of Common Stock outstanding after giving effect to such conversion and assuming the conversion of all other outstanding shares of Preferred Stock, and this Agreement shall cease to be binding upon Kanas (except with respect to Kanas’s obligations relating to the resignation of the Kanas Nominees), and Kanas shall cease to have any rights hereunder, at such time as Kanas ceases to be the Chief Executive Officer of the Company or any Subsidiary.

(g)        Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as set forth on Schedule B hereto (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof).  All such notices, requests, demands, waivers and other communications shall be deemed to have been received by (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered, provided that such delivery is confirmed.

(h)        Waiver. Waiver by any party hereto of any breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party to assert its or his or her rights hereunder on any occasion or series of occasions.

(i)         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(j)         Headings. The headings to sections in this Agreement are for the convenience of the parties only and shall not control or affect the meaning or construction of any provision hereof.

(k)        Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

(l)         Amendments and Waivers. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived or modified, with and only with an agreement or consent in writing signed by each of the parties hereto who then have rights hereunder pursuant to Section 4(f) hereof.

(m)       Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

(n)        Third Party Beneficiaries.  This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

BANKUNITED, INC.

By:	/s/ Douglas J. Pauls
Name:	Douglas J. Pauls
Title:	CFO

[Signature Page to A&R Director Nomination Agreement]

JOHN A. KANAS

/s/ John A. Kanas
John A. Kanas

[Signature Page to A&R Director Nomination Agreement]

WLR RECOVERY FUND IV, L.P.
By: WLR Recovery Associates IV LLC
Its General Partner

By: WL Ross Group, L.P.
Its Managing Member

By: El Vedado, LLC
Its General Partner

By	/s/ Wilbur L. Ross, Jr.
Name:
Title:

WLR IV PARALLEL ESC, L.P.
By: WLR Recovery Associates IV LLC
Its Attorney-in-fact

By: WL Ross Group, L.P.
Its Managing Member

By: El Vedado, LLC
Its General Partner

By	/s/ Wilbur L. Ross, Jr.
Name:
Title:

WLR/GS Master Co-Investment, L.P.
By: WLR Master Co-Investment GP LLC
Its General Partner

By	/s/ Wilbur L. Ross, Jr.
Name:
Title:

[Signature Page to A&R Director Nomination Agreement]

CARLYLE PARTNERS V, L.P.
	By:	TC GROUP V, L.P., its general partner

	By:	TC GROUP V MANAGING GP, L.L.C., its general partner

	By:	TC GROUP, L.L.C., its sole member

	By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

CARLYLE PARTNERS V-A, L.P.
	By:	TC GROUP V, L.P., its general partner

	By:	TC GROUP V MANAGING GP, L.L.C., its general partner

	By:	TC GROUP, L.L.C., its sole member

	By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

[Signature Page to A&R Director Nomination Agreement]

CP V COINVESTMENT A, L.P.
	By:	TC GROUP V, L.P., its general partner

	By:	TC GROUP V MANAGING GP, L.L.C., its general partner

	By:	TC GROUP, L.L.C., its sole member

	By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

CP V COINVESTMENT B, L.P.
	By:	TC GROUP V, L.P., its general partner

	By:	TC GROUP V MANAGING GP, L.L.C., its general partner

	By:	TC GROUP, L.L.C., its sole member

	By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

[Signature Page to A&R Director Nomination Agreement]

CSP II COINVESTMENT, L.P.
By:	CSP II GENERAL PARTNER, L.P., its general partner

By:	TC GROUP CSP II, L.L.C., its general partner

By:	TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., its managing member

By:	TCG HOLDINGS CAYMAN II, L.P., its general partner

By:	DBD CAYMAN, LIMITED, its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

CARLYLE FINANCIAL SERVICES BU, L.P.
By:	TCG FINANCIAL SERVICES L.P., its general partner

By:	CARLYLE FINANCIAL SERVICES, LTD., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

[Signature Page to A&R Director Nomination Agreement]

CARLYLE STRATEGIC PARTNERS II, L.P.
By:	CSP II GENERAL PARTNER, L.P., its general partner

By:	TC GROUP CSP II, L.L.C., its general partner

By:	TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., its managing member

By:	TCG HOLDINGS CAYMAN II, L.P., its general partner

By:	DBD CAYMAN, LIMITED, its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

[Signature Page to A&R Director Nomination Agreement]

CENTERBRIDGE CAPITAL PARTNERS, L.P.
By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.
By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.
By:	Centerbridge Associates, L.P., its general partner

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

[Signature Page to A&R Director Nomination Agreement]

CB BU INVESTORS, L.L.C.
By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

CB BU INVESTORS II, L.L.C.
By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

CB BU INVESTORS III, L.L.C.
By:	Centerbridge Associates, L.P., its manager

By:	Centerbridge GP Investors, LLC, its general partner

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

[Signature Page to A&R Director Nomination Agreement]

BLACKSTONE CAPITAL PARTNERS V L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE CAPITAL PARTNERS V-AC L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.
By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.
By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

[Signature Page to A&R Director Nomination Agreement]

SCHEDULE A

Names of Members of Investor Groups

“WL Ross Group”

WLR Recovery Fund IV, L.P., a Delaware limited partnership

WLR IV Parallel ESC, L.P., a Delaware limited partnership

WLR/GS Master Co-Investment, L.P.

“Carlyle Group”

Carlyle Partners V, L.P., a Delaware limited partnership

Carlyle Partners V-A, L.P., a Delaware limited partnership

CP V Coinvestment A, L.P., a Delaware limited partnership

CP V Coinvestment B, L.P., a Delaware limited partnership

Carlyle Strategic Partners II, L.P., a Delaware limited partnership

CSP II Coinvestment, L.P., a Delaware limited partnership

Carlyle Financial Services BU, L.P., a Delaware limited partnership

“Centerbridge Group”

Centerbridge Capital Partners, L.P., a Delaware limited partnership

Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership

Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership

CB BU Investors, L.L.C., a Delaware limited liability company

CB BU Investors II, L.L.C., a Delaware limited liability company

CB BU Investors III, L.L.C., a Delaware limited liability company

“Blackstone Group”

Blackstone Capital Partners V L.P., a Delaware limited partnership

Blackstone Capital Partners V-AC L.P., a Delaware limited partnership

Blackstone Family Investment Partnership V L.P., a Delaware limited partnership

Blackstone Participation Partnership V L.P., a Delaware limited partnership

1

SCHEDULE B

Notice Information

If to the Company or Kanas:

BankUnited, Inc.

14817 Oak Lane

Miami Lakes, FL  33016

Attention: John A. Kanas

Facsimile: (866) 509-1301

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY  10036

Attention:  Richard Aftanas

Facsimile No.:  (212) 735-2000

If to the Carlyle Group:

c/o The Carlyle Group

520 Madison Avenue

New York, NY 10022

Attention: John Redett

Facsimile: 212-813-4789

With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Maripat Alpuche

Facsimile: 212-455-2502

If to the Centerbridge Group:

c/o Centerbridge Partners, L.P.

375 Park Avenue, 12th Floor

New York, NY 10152

Attention: Lance West

Facsimile: 212-672-4562

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With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Wilson S. Neely

Caroline B. Gottschalk

Facsimile: 212-455-2502

New York Life Capital Partners

51 Madison Avenue, Suite 1600

New York, NY  10010

Attention: Amanda Parness

Facsimile No.: (212) 576-5591

Email: amanda_parness@nylim.com

nylcap-reporting@nylim.com

If to the WL Ross Group:

WL Ross & Co. LLC

1166 Avenue of the Americas

New York, NY 10036

Attention: Michael J. Gibbons

Chief Financial Officer

Facsimile: (212) 317-4891

With copies (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Nicholas G. Demmo

Matthew M. Guest

Facsimile: (212) 403-2000

If to Blackstone Group:

c/o The Blackstone Group

345 Park Avenue

New York, NY 10154

Attention: Chinh E. Chu

Facsimile: 212-583-5722

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With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: William R. Dougherty

Facsimile: 212-455-2502

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